UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): October 28, 2022

Greenpro Capital Corp.

(Exact name of registrant as specified in charter)

Nevada	001-38308	98-1146821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B-7-5, Northpoint Office,

Mid Valley City, No.1 Medan Syed Putra Utara,

59200 Kuala Lumpur, Malaysia

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (603) 2201-3192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GRNQ	NASDAQ Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 28, 2022, Greenpro Capital Corp. (the “Company”) held its Annual Meeting of Stockholders to vote on the following matters:

1. Election of Directors

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the date of the Annual Meeting in 2023, in accordance with the voting results listed below.

Nominee Name	Votes For	Votes Withheld	Abstentions and Broker Non-Votes
Lee, Chong Kuang	3,583,924	72,471	1,216,257
Loke Che Chan Gilbert	3,583,823	72,572	1,216,257
Chuchottaworn, Srirat	3,583,443	72,952	1,216,257
Louis, Ramesh Ruben	3,583,449	72,946	1,216,257
Glendening, Brent Lewis	3,583,450	72,945	1,216,257
Bringuier, Christophe Philippe Roland	3,583,514	72,881	1,216,257

2. Ratification of the Company’s Independent Registered Public Accounting Firm

Stockholders ratified the appointment of JP Centurion & Partners PLT as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
4,790,622	19,943	62,067	--

3. Advisory Vote on Executive Compensation

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed in the 2022 Proxy Statement under “Executive Compensation” on an advisory basis, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
3,547,407	79,011	29,977	1,216,257

4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation

1 year	2 years	3 years	Abstain	Broker Non-Votes
80,896	172,395	1,580,921	1,822,183	1,216,257

In light of the foregoing vote regarding Proposal 4, the Company has decided to include an advisory stockholder vote on the compensation of executives in its proxy materials every three years.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPRO CAPITAL CORP.

By:	/s/ Lee Chong Kuang
Name:	Lee Chong Kuang
Title:	President and Chief Executive Officer

Dated: October 28, 2022